WISDOMTREE TRUST

Supplement dated April 27, 2017

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree Strategic Corporate Bond Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the WisdomTree Strategic Corporate Bond Fund (the “Fund”).

Effective May 1, 2017, Annabel Rudebeck will replace Paul Shuttleworth as a member of the Western Asset Management Portfolio Management team primarily responsible for the day-to-day management of the Fund. Accordingly, as of May 1, 2017, all references to Paul Shuttleworth are deleted and the following changes to the Prospectuses and SAI are effective:

1)	The following replaces the Fund’s “Portfolio Managers” information on pages 90 and 91 of the Statutory Prospectus and page 6 of the Summary Prospectus:

The Fund is managed by Western Asset Management’s Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since January 2014.

Ryan K. Brist, CFA, Head of Global Investment Grade Credit, has been a portfolio manager of the Fund since its inception in January 2013.

Michael C. Buchanan, CFA, Deputy Chief Investment Officer, has been a portfolio manager of the Fund since its inception in January 2013.

Annabel Rudebeck, Head of Non-U.S. Credit, portfolio manager of the Fund since May 2017.

2)	The following replaces similar information applicable to the Fund in the “Western Asset” sub-section of the Statutory Prospectus on page 136, within the section entitled “Portfolio Managers”:

In addition to Mr. Leech, the individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Strategic Corporate Bond Fund’s portfolio are listed below.

Ryan K. Brist is currently the Head of Global Investment Grade Credit and previously was the Head of U.S. Investment Grade Credit of Western Asset Management since 2009. Prior to that time, he served as the Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P., and Chief Investment Officer/Senior Portfolio Manager at Delaware Investment Advisor for a combined total of nine years. Mr. Brist has 23 years of investment experience.

Michael C. Buchanan is the Deputy Chief Investment Officer and has been employed as an investment professional with Western Asset Management during the past five years. Mr. Buchanan has 26 years of investment experience.

Annabel Rudebeck has been the Head of Non-US Credit since November 2016. Prior to that time, she was a credit research analyst at JP Morgan Securities, and a senior partner and Head of Investment-Grade Credit at Rogge Global Partners. Ms. Rudebeck has over 17 years of investment experience.

3)	The following replaces similar information applicable to the Fund in the “Portfolio Managers” section of the Statement of Additional Information on page 51 under the heading Western Asset:

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Strategic Corporate Bond Fund’s portfolio are S. Kenneth Leech, Ryan K. Brist, Michael C. Buchanan and Annabel Rudebeck.

4)	The following row is added to the table in the “Portfolio Managers” section of the Statement of Additional Information on page 51 under the heading Western Asset:

Portfolio Manager	Registered Investment Companies Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Annabel Rudebeck (9)	0	$0	0	$0	0	$0

(9)	As of March 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-001-0417